EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nile Therapeutics, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(1) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2010

/s/ Daron Evans
Name: Daron Evans
Title: Chief Financial Officer